UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 20, 2020

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Item 1.01.	Entry into a Material Definitive Agreement.

Ashford Trust Agreement

On March 20, 2020, Lismore Capital LLC (“Lismore”), a subsidiary of Ashford Inc. (“AINC” or the “Company”), entered into an agreement to seek modifications, forbearances or refinancings of certain mortgage debt (the “Ashford Trust Agreement”) with Ashford Hospitality Trust, Inc. and its affiliates (collectively, “Trust”). Lismore was formed in 2018 for the purpose of providing debt placement services to AINC’s real estate investment trust (“REIT”) clients.

Pursuant to the Ashford Trust Agreement, Lismore shall, during the Agreement Term, negotiate the refinancing, modification or forbearance of the existing mortgage debt on Trust’s hotels listed on Schedule A thereto (the “Financing”). For the purposes of the Ashford Trust Agreement, Financing shall include, without limitation, senior or subordinate loan financing, provided in any single transaction or a combination of transactions, including, mortgage loan financing, mezzanine loan financing, or subordinate loan financing encumbering the applicable hotel or unsecured loan financing. The “Agreement Term” commenced on March 20, 2020 and shall end on the date that is twelve (12) months following the commencement date, or upon it being terminated by Trust on not less than thirty (30) days written notice.

In connection with the services provided by Lismore, Lismore shall be paid an advisory fee (the “Advisory Fee”) of up to 50 basis points (0.50%) of the aggregate amount of the Financing, calculated and payable as follows: (i) 12.5 basis points (0.125%) of the aggregate amount of potential Financings upon execution of the Ashford Trust Agreement; (ii) 12.5 basis points (0.125%) payable in six equal installments beginning April 20, 2020 and ending on September 20, 2020; provided, however, in the event Trust does not complete, for any reason, Financings during the term of the Ashford Trust Agreement equal to or greater than $4,114,740,601, then Trust shall offset, against any fees owed by Trust or its affiliates pursuant to the Advisory Agreement, a portion of the fee paid by Trust to Lismore pursuant to this section equal to the product of (x) the amount of Financings completed during the term of the Ashford Trust Agreement minus $4,114,740,601 multiplied by (y) 0.125; and (iii) 25 basis points (0.25%) payable upon the acceptance by the applicable lender of any Financing.

“Advisory Agreement” means that certain Amended and Restated Advisory Agreement, effective as of June 10, 2015, by and among Trust, Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, as amended.

The foregoing summary is qualified in its entirety by reference to the Ashford Trust Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Braemar Agreement

On March 20, 2020, Lismore Capital LLC (“Lismore”), a subsidiary of Ashford Inc. (“AINC” or the “Company”), entered into an agreement to seek modifications, forbearances or refinancings of certain mortgage debt (the “Braemar Agreement”) with Braemar Hotels & Resorts Inc. and its affiliates (collectively, “Braemar”). Lismore was formed in 2018 for the purpose of providing debt placement services to AINC’s real estate investment trust (“REIT”) clients.

Pursuant to the Braemar Agreement, Lismore shall, during the Agreement Term, negotiate the refinancing, modification or forbearance of the existing mortgage debt on Braemar’s hotels listed on Schedule A thereto (the “Financing”). For the purposes of the Braemar Agreement, Financing shall include, without limitation, senior or subordinate loan financing, provided in any single transaction or a combination of transactions, including, mortgage loan financing, mezzanine loan financing, or subordinate loan financing encumbering the applicable hotel or unsecured loan financing. The “Agreement Term” commenced on March 20, 2020 and shall end on the date that is twelve (12) months following the commencement date, or upon it being terminated by Braemar on not less than thirty (30) days written notice.

In connection with the services provided by Lismore, Lismore shall be paid an advisory fee (the “Advisory Fee”) of up to 50 basis points (0.50%) of the aggregate amount of the Financing, calculated and payable as follows: (i) 12.5 basis points (0.125%) of the aggregate amount of potential Financings upon execution of the Braemar Agreement; (ii) 12.5 basis points (0.125%) payable in six equal installments beginning April 20, 2020 and ending on September 20, 2020; provided, however, in the event Braemar does not complete, for any reason, Financings during the term of the Braemar Agreement equal to or greater than $1,091,250,000, then Braemar shall offset, against any fees owed by Braemar or its affiliates pursuant to the Advisory Agreement, a portion of the fee paid by Braemar to Lismore pursuant to this section equal to the product of (x) the amount of Financings completed during the term of the Braemar Agreement minus $1,091,250,000 multiplied by (y) 0.125; and (iii) 25 basis points (0.25%) payable upon the acceptance by the applicable lender of any Financing.

“Advisory Agreement” means that certain Fifth Amended and Restated Advisory Agreement, effective as of January 15, 2019, by and among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, as amended.

The foregoing summary is qualified in its entirety by reference to the Braemar Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Ashford Trust Loan Modification/Forbearance Agreement, dated as of March 20, 2020, by and among Lismore Capital LLC and Ashford Hospitality Trust, Inc.
10.2	Braemar Loan Modification/Forbearance Agreement, dated as of March 20, 2020, by and among Lismore Capital LLC and Braemar Hotels & Resorts Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

	By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel and Secretary
Dated: March 26, 2020